                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     This FIRST AMENDMENT (the "Amendment"), dated as of March 11, 1997, is by and among ALLIANCE CAPITAL MANAGEMENT L.P. (the "Borrower"), the lenders listed on the signature pages hereto (the "Banks"), THE FIRST NATIONAL BANK OF BOSTON, as administrative agent for the Bank (the "Administrative Agent"), NATIONSBANK, N.A. (SOUTH), as syndication agent (the "Syndication Agent"), and THE FIRST NATIONAL BANK OF BOSTON and NATIONSBANK, N.A. (SOUTH), as co-agents for the Banks (the "Co-Agents").

     WHEREAS, the Borrower, the Banks, the Administrative Agent, the Syndication Agent and the Co-Agents are parties to that certain Revolving Credit Agreement, dated as of February 23, 1996 (the "Credit Agreement"); and

     WHEREAS, the Borrower, the Banks, the Administrative Agent, the Syndication Agent and the Co-Agents have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. CERTAIN DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     SECTION 2. AMENDMENT OF CREDIT AGREEMENT. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the terms "Judgment Notice", "Judgment Suspension Period", "Major Judgment" and "Put Notice" where they appear therein.

     (b) Section 3.2.3 of the Credit Agreement is hereby amended by deleting such section in its entirety.

     (c) Section 4.2(b) of the Credit Agreement is hereby amended by deleting therefrom the phrase "and Section 3.2.3".

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                                       -2-


     (d) Section 12.1(c) of the Credit Agreement is hereby amended by deleting therefrom the phrase ", or the Borrower shall fail to make timely delivery of a Judgment Notice as required pursuant to Section 3.2.3".

     (e) Section 13 of the Credit Agreement is hereby amended by deleting "3.2.3" where it appears in the twenty-second line thereof.

     (f) Section 19 of the Credit Agreement is hereby amended by deleting the phrase "(x) the Borrower agrees that any Judgment Notice shall only be delivered by overnight courier, or by telecopy and confirmed by overnight courier, and
(y)" from the last paragraph of such section.

     SECTION 3. AFFIRMATION BY THE BORROWER. The Borrower hereby ratifies and confirms all of the Obligations, including, without limitation, the Revolving Credit Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Revolving Credit Loans and all other amounts due under the Credit Agreement as amended hereby.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents were true and correct as of the date as of which they were made and, except with respect to the representation and warranty set forth in
Section 6.5 of the Credit Agreement, are true and correct in all material respects on the date hereof (except (i) to the extent that such representations and warranties expressly relate to a prior date, in which case they were true and correct in all material respects as of such earlier date, and (ii) to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower and its Consolidated Subsidiaries taken as a whole).

     (b) ENFORCEABILITY. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the partnership powers of the Borrower and have been duly authorized by all necessary partnership proceedings on the part of the Borrower. Each of the Amendment and the Credit Agreement, as amended hereby, are valid and legally binding obligations of the Borrower, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether enforcement is sought in a Proceeding in equity or at law.

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                                       -3-


     (c) NO DEFAULT. No Default or Event of Default has occurred and is continuing and neither the execution nor the delivery of this Amendment or the consummation of transactions contemplated hereby will result in a Default or an Event of Default.

     SECTION 5. EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

     (a) DELIVERY. The Borrower, each of the Banks, each of the Co-Agents, the Administrative Agent and the Syndication Agent shall have executed and delivered this Amendment.

     (b) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Co-Agents, and the Co-Agents shall have received all information and such counterpart originals or certified or other copies of such documents as the Co-Agents may reasonably request.

     SECTION 6. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the State of New York.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment and the documents referred to herein (including reasonable legal fees).

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                                       -4-


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWER:           ALLIANCE CAPITAL MANAGEMENT L.P.
                    By:  Alliance Capital Management
                         Corporation, General Partner

                    By:  /s/ Anne S. Drennan
                         -------------------
                              Name:   Anne S. Drennan
                                      ---------------
                              Title:  Senior Vice President and Treasurer
                                      -----------------------------------


ADMINISTRATIVE      THE FIRST NATIONAL BANK OF BOSTON
AGENT:
                    By:  /s/ Carol A. Clark
                         ------------------
                              Name:   Carol A. Clark
                                      --------------
                              Title:  Managing Director
                                      -----------------


SYNDICATION         NATIONSBANK, N.A. (SOUTH)
AGENT:
                    By:  /s/ Ronald A. Blissett, Jr.
                         ---------------------------
                              Name:   Ronald A. Blissett, Jr.
                                      -----------------------
                              Title:  Officer
                                      -------


CO-AGENTS:          THE FIRST NATIONAL BANK OF BOSTON

                    By:  /s/ Carol A. Clark
                         ------------------
                              Name:   Carol A. Clark
                                      --------------
                              Title:  Managing Director
                                      -----------------

                    NATIONSBANK, N.A. (SOUTH)

                    By:  /s/ Ronald A. Blissett, Jr.
                         ---------------------------
                              Name:   Ronald A. Blissett, Jr.
                                      -----------------------
                              Title:  Officer
                                      -------

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                                       -5-


BANKS:              THE FIRST NATIONAL BANK OF BOSTON

                    By:  /s/ Carol A. Clark
                         ------------------
                              Name:   Carol A. Clark
                                      --------------
                              Title:  Managing Director
                                      -----------------


                    NATIONSBANK, N.A. (SOUTH)

                    By:  /s/ Ronald A. Blissett, Jr.
                         ---------------------------
                              Name:   Ronald A. Blissett, Jr.
                                      -----------------------
                              Title:  Officer
                                      -------


                    ABN AMRO BANK N.V.
                    New York Branch

                    By:  /s/ Stella Milano
                         -----------------
                              Name:   Stella Milano
                                      -------------
                              Title:  Group Vice President
                                      --------------------

                    By:  /s/ David Eastep
                         ----------------
                              Name:   David Eastep
                                      ------------
                              Title:  Assistant Vice President
                                      ------------------------


                    THE BANK OF NEW YORK

                    By:  /s/ Lee B Stephens
                         ------------------
                              Name:   Lee B. Stephens
                                      ---------------
                              Title:  Vice President
                                      --------------


                    THE CHASE MANHATTAN BANK AS SUCCESSOR
                    TO CHEMICAL BANK

                    By:  /s/ Roger Parker
                         ----------------
                              Name:   Roger Parker
                                      ------------
                              Title:  Vice President
                                      --------------

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                                       -6-


                    CITIBANK, N.A.

                    By:  /s/ Yussur Abrar
                         ----------------
                              Name:   Yussur Abrar
                                      ------------
                              Title:  Vice President
                                      --------------


                    MORGAN GUARANTY TRUST COMPANY OF
                      NEW YORK

                    By:  /s/ Ann E. Darby
                         ----------------
                              Name:   Ann E. Darby
                                      ------------
                              Title:  Vice President
                                      --------------